UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date Earliest Event Reported): October 29, 2025

FOXO TECHNOLOGIES INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39783	85-1050265
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

477 South Rosemary Avenue Suite 224 West Palm Beach, FL	33401
(Address of Principal Executive Offices)	(Zip Code)

(612) 800-0059

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001	N/A	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 29, 2025, FOXO Technologies Inc., a Delaware corporation (the “Company”), filed amendments to the Company’s Certificate of Incorporation (the “Certificate of Incorporation”), in the form of Amended and Restated Certificates of Designation (the “Amended Designations”) of the Company’s previously designated “Series D Cumulative Convertible Redeemable Preferred Stock” (the “Series D Preferred Stock”) and the Company’s previously designated “Series E Cumulative Redeemable Secured Preferred Stock” (the “Series E Preferred Stock”). The Amended Designation for the Series D Preferred Stock: revises the conversion price to equal the higher of $0.0001 (such dollar amount not being subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Class A Common Stock) or 90% of the average VWAP of the five trading days immediately prior to the date the Conversion Notice is tendered by the holder. The Amended Designation for the Series E Preferred Stock clarified that dividends are paid semi-annually, not quarterly.

The summary of the rights, privileges and preferences of the Series D Preferred Stock and the Series E Preferred Stock described above is qualified in its entirety by reference to the Amended Designations, copies of which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description of Exhibit
3.1	Amended and Restated Certificate of Designation for Series D Preferred Stock filed with the Delaware Secretary of State on October 29, 2025
3.2	Amended and Restated Certificate of Designation for Series E Preferred Stock filed with the Delaware Secretary of State on October 29, 2025
104	Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FOXO Technologies Inc.

Date: November 4, 2025	By:	/s/ Seamus Lagan
	Name:	Seamus Lagan
	Title:	Chief Executive Officer

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